INVENTORIES	9 Months Ended
Sep. 30, 2020
Inventory Disclosure [Abstract]
INVENTORIES

NOTE 5 — INVENTORIES

The components of inventories, net, consisted of the following (amounts in millions):

	September 30,	December 31,
	2020	2019
New equipment	$153.3	$92.8
Used equipment	29.6	18.2
Work in process	4.2	3.3
Parts	37.1	24.8

Gross Inventory	$224.2	$139.1
Inventory reserve	(3.1)	(1.9)

	$221.1	$137.2

Direct labor of $1.4 million and $1.2 million incurred for open service orders were capitalized and included in work in process at both September 30, 2020 and December 31, 2019. The remaining work in process balances as of September 30, 2020 and December 31, 2019 primarily represent parts applied to open service orders. Rental depreciation expense in connection with our new and used equipment was $0.9 and $2.4 million for the three and nine months ended September 30, 2020 and was $0.2 million and $1.5 million for the three and nine months ended September 30, 2019.